UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 22, 2008

NORTHSTAR REALTY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue
18th Floor
New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2008, NRFC NNN Holdings, LLC (“Triple Net Holdings”), a Delaware limited liability company that is a wholly-owned subsidiary of NorthStar Realty Finance Corp. (“NorthStar”), issued $80 million aggregate principal amount of 11.50% Exchangeable Senior Notes due 2013 (the “Notes”) in a private offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were issued pursuant to an Indenture, dated as of May 28, 2008 (the “Indenture”), among NorthStar, NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. as Guarantors, Triple Net Holdings, and Wilmington Trust Company, as Trustee (the “Trustee”), and are unsecured obligations of Triple Net Holdings, except that Triple Net Holdings’ obligations under the Notes will be secured by an amount equal to one semi-annual interest payment, which will be held in a lockbox for the benefit of the holders of Notes.  Payments on the Notes are unconditionally guaranteed by NorthStar, NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. on an unsecured basis. The Notes are exchangeable into shares of the common stock of NorthStar (the “Common Stock”) under the circumstances described in Item 2.03 below.

A copy of the Indenture is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Given certain restrictive covenants set forth in the Revolving Credit Agreement, dated November 3, 2006 by and among NorthStar, NorthStar Realty Finance Limited Partnership, NRFC Sub-REIT Corp. and NS Advisors, LLC (the “Borrowers”) and KeyBanc Capital Markets and Bank of America, N.A. (the “Credit Agreement”), effective May 28, 2008, the Borrowers voluntarily terminated the Credit Agreement in order to permit the issuance of the Notes.  The Credit Agreement was set to expire in November, 2009, and no amounts were outstanding under the Credit Agreement at the time of termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 28, 2008, Triple Net Holdings issued $80 million aggregate principal amount of Notes pursuant to a purchase agreement (the “Purchase Agreement”) by and among Triple Net Holdings, NorthStar, NorthStar Realty Finance Limited Partnership, NRFC Sub-REIT Corp. and Wachovia Capital Markets, LLC and JMP Securities LLC (collectively, the “Initial Purchasers”) under which Triple Net Holdings agreed to sell the Notes in a private offering exempt from registration in reliance on Rule 144A under the Securities Act.  The Purchase Agreement contemplates the resale by the Initial Purchasers of the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

Interest on the Notes will be payable semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2008, and the Notes will mature on June 15, 2013 unless previously redeemed by Triple Net Holdings, repurchased by Triple Net Holdings or exchanged in accordance with their terms prior to such date.  Terms used herein but not defined herein have

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the meaning set forth in the Indenture filed as Exhibit 4.1 hereto and incorporated by reference herein.

Prior to June 15, 2011, Triple Net Holdings will not have the right to redeem the Notes, except (i) to preserve NorthStar’s status as a real estate investment trust for U.S. federal income tax purposes and (ii) on or after June 15, 2011 if during any period of 30 consecutive Trading Days the Closing Sale Price of the Common Stock is greater than or equal to 130% of the Exchange Price at the beginning of such period for at least 20 Trading Days within such period of 30 consecutive Trading Days. In the event of a Change in Control, holders of Notes may require Triple Net Holdings to repurchase the Notes, in whole or in part, for cash equal to 100% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Notes are exchangeable into, at Triple Net Holdings’ election, cash, Common Stock or a combination of cash and Common Stock, upon the satisfaction of certain conditions, including conditions relating to the market price of the Common Stock, the trading price of the Notes, the occurrence of certain corporate events and transactions, a call for redemption of the Notes and certain failures of NorthStar to maintain a listing of the Common Stock on a national securities exchange. The initial Exchange Rate for each $1,000 principal amount of Notes is 83.3333 shares of Common Stock, representing an exchange price of approximately $12.00 per share. The initial Exchange Rate is subject to adjustment under certain circumstances described in the Indenture.

The sale of $80 million principal amount of Notes was completed on May 28, 2008.  Net proceeds from the offering will be used to acquire investments relating to NorthStar’s business and for general corporate purposes, as well as to fund the lockbox with an initial amount equal to one semi-annual interest payment on the Notes.

NorthStar has elected to fair value the Notes consistent with the treatment of its prior series of exchangeable notes; therefore, NorthStar will expense, rather than capitalize, the estimated $5 million of related underwriting fees and expenses in its second quarter 2008 financial statements.

In connection with Triple Net Holdings’ offering of the Notes, NorthStar entered into a registration rights agreement with the Initial Purchasers, pursuant to which NorthStar has agreed to file a registration statement under the Securities Act covering the resale of the shares of the Common Stock deliverable upon exchange of the Notes, or to designate an existing shelf registration statement to cover the resale of such shares of Common Stock. Triple Net Holdings will be required to pay specified additional interest to the holders of the Notes if NorthStar fails to comply with its obligations to register the Common Stock issuable upon exchange of the Notes within specified time periods, or if the registration statement ceases to be effective or the use of the prospectus is suspended for specified time periods.  Triple Net Holdings will not be required to pay additional interest with respect to any Note after it has been converted for any Common Stock.

The Notes, the guarantees of the Notes by NorthStar, NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. and the underlying Common Stock issuable upon

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exchange of the Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Notes and the exchange thereof for Common Stock is incorporated herein by reference.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number	Description

4.1

Indenture, dated as of May 28, 2008, among NRFC NNN Holdings, LLC, NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. as Guarantors, and Wilmington Trust Company, as Trustee.

4.2	Form of Note of NRFC NNN Holdings, LLC (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REALTY FINANCE CORP.

Date: May 28, 2008	By:	/s/ Albert Tylis
Albert Tylis
Executive Vice President
and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1

Indenture, dated as of May 28, 2008, among NRFC NNN Holdings, LLC, NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp., as Guarantors, and Wilmington Trust Company, as Trustee.

4.2	Form of Note of NRFC NNN Holdings, LLC (included in Exhibit 4.1).

4.3	Form of Guarantee of NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and NRFC Sub-REIT Corp. (included in Exhibit 4.1).